                                                           Exhibit h(14)

                                ABN AMRO FUNDS
                                CODE OF ETHICS
                           Adopted Under Rule 17j-1

          ABN AMRO Funds (the "Trust") is confident that its officers, trustees and employees act with integrity and good faith. The Trust recognizes, however, that personal interests may conflict with the Trust's interests where officers, trustees or employees:

          .    Know about present or future portfolio transactions, or

          .    Have the power to influence portfolio transactions; and

          .    Engage in personal transactions in securities.

          In an effort to prevent these conflicts and in accordance with Rule 17j-1(b)(1) under the Investment Company Act of 1940 (the "1940 Act"), the Trust has adopted this Code of Ethics (the "Code") to prohibit transactions that create, may create, or appear to create conflicts of interest, and to establish reporting requirements and enforcement procedures.

I.        About this Code of Ethics.

          This Code sets forth in the attached sections specific prohibitions on securities transactions and reporting requirements that apply to Trust officers and trustees. The prohibitions and requirements that apply to each person covered by this Code are included under Sections III (General Principles) and IV (Required Course of Conduct). For your specific reporting requirements, please refer to Parts A-D, as indicated below. Definitions of underlined terms are
                                                       ----------
included in Appendix A.

          .    Independent trustees               Part A
               -----------
          .    Interested trustees                Part B
               ----------
          .    Trust officers                     Part C
          .    Natural control persons            Part D
                       -------

          The remainder of this Code sets forth the Trust's review, enforcement and recordkeeping responsibilities (Sections V and VI), obligations of the Trust's investment adviser(s), administrator(s) and distributor (Section VII), and miscellaneous information (Section VIII).

II.       Who is covered by the Code of Ethics?

               .    All Trust officers;
               .    All trustees, both interested and independent; and
                                       ----------     -----------
               .    Natural persons in a control relationship with the Trust who
                                         -------
                    obtain information concerning recommendations made to a
                    portfolio of the Trust (a "Fund") about the purchase or sale
                                                                ----------------
                    of a security.
                         --------

III.      Statement of General Principles.

          In recognition of the trust and confidence placed in the Trust by its shareholders, and because the Trust believes that its operations should benefit its shareholders, the Trust has adopted the following general principles to guide its trustees and officers.

     (1) Our shareholders' interests are paramount. You must place shareholder interests before your own.

     (2) You must accomplish all personal securities transactions in a manner that avoids even the appearance of a conflict of your personal interests with those of the Trust and its shareholders.

     (3) You must avoid actions or activities that allow (or appear to allow) you or your family to profit or benefit from your position with the Trust, or that bring into question your independence or judgment.

IV.       Required Course of Conduct.

     (1)       Prohibition Against Fraud, Deceit and Manipulation.

               You cannot, in connection with the purchase or sale, directly or
                                                  ----------------
               indirectly, of a security held or to be acquired by any Fund:
                                -------------------------------

               (A)  employ any device, scheme or artifice to defraud any Fund;

               (B) make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

               (C) engage in any act, practice or course of business which would operate as a fraud or deceit upon any Fund; or

               (D) engage in any manipulative practice with respect to any Fund.

     (2)       Limits on Accepting or Receiving Gifts.

               You cannot accept or receive any gift of more than de minimis value from any person or entity that does business with or on behalf of the Trust.

     (3)       Reporting Requirements.

               Each quarter you must report transactions in securities that you
                                                            ----------
               beneficially own.  These reports must be submitted no later than
               ------------ ---
               10 days after the end of the quarter. You also may be required to report your securities holdings annually. See Part A, B, C or D, as appropriate, for your specific reporting requirements.

V.   Review and Enforcement of the Trust's Code.

     (1)       Appointment of a Review Officer.

               A review officer (the "Review Officer") will be appointed by the Trust's President to perform the duties described below.

     (2)       The Review Officer's Duties and Responsibilities.

               (A) The Review Officer will identify each person who is covered by this Code, as well as each person who is required to report personal securities transactions. The Review Officer will promptly inform each person of his or her status and reporting requirements.

               (B) The Review Officer will, on a quarterly basis, compare all reported personal securities transactions with the Fund's completed portfolio transactions by the Trust's adviser(s) to determine whether a Code violation may have occurred. In addition, the

               Review Officer will forward a copy of all reported personal securities transactions, after redacting the reporting person's name, to the Trust's adviser(s). The adviser(s) will compare all reported personal securities transactions with securities that
                                                              ----------
               were considered for purchase or sale by a Fund during the quarter
               --------------- --------------------
               covered by the reports, otherwise review the personal securities transactions to determine whether a Code violation may have occurred, and promptly report its findings to the Review Officer. Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material.

               (C) If the Review Officer determines that a Code violation may have occurred, the Review Officer must submit the determination, together with the confidential quarterly report and any explanatory material provided by the person, to the President and fund counsel. The President and fund counsel will independently determine whether the person violated the Code.

               (D) No person is required to participate in a determination of whether he or she has committed a Code violation or of the imposition of any sanction against himself or herself. If a securities transaction of the President is under consideration, a Vice President will act for the President for purposes of this
               Section V.

     (3)       Sanctions.

               If the President and fund counsel find that the person violated the Code, the President will impose upon the person any sanctions that the President deems appropriate and will report the violation and any imposed sanctions to the Board of Trustees at the next regularly scheduled board meeting unless, in the sole discretion of the President, circumstances warrant an earlier report.

VI.       Recordkeeping.

          The Trust will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and will be available for examination by representatives of the Securities and Exchange Commission.

     (1) A copy of this Code and any other code which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place;

     (2) A list of all persons who are, or within the past five years have been, required to submit reports under this Code will be maintained in an easily accessible place.

     (3) A copy of each report made by an officer or trustee under this Code will be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place; and

     (4) A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurred.

VII.      An Investment Adviser's, Administrator's or Distributor's Code of
          Ethics.

          Each investment adviser to (including any sub-adviser), administrator of (including any sub-administrator) or manager for (where applicable), and the distributor of shares of the Trust must:

     (1) Submit to the Board of Trustees of the Trust a copy of its code of ethics, which has been adopted pursuant to Rule 17j-1 if required by the rule to be so adopted. Each adviser's and distributor's code of ethics must comply with the recommendations of the Investment Company Institute's Advisory Group on Personal Investing or be accompanied by a written statement explaining any differences and the reasons for the differences. An administrator's code of ethics must be accompanied by a written statement generally describing the code, the potential conflicts of interest that may arise from its role as administrator, the manner in which the code seeks to prevent such conflicts of interest, and the procedures that are reasonably designed to detect and prevent violations of the code;

     (2) Promptly report to the Trust in writing any material amendments to its code of ethics;

     (3) Promptly furnish to the Trust, upon request, copies of any reports made under its code of ethics by any person who is also covered by the Trust's Code under Section II above;

     (4) Immediately furnish to the Review Officer, without request, all pertinent information regarding any material violation of its code of ethics; and

     (5) Annually furnish to the Trust, without request, all pertinent information regarding any violations of its code of ethics by any person who is also covered by the Trust's Code under Section II above.

VIII.     Miscellaneous.

     (1)       Confidentiality.  All personal securities transactions reports
               ---------------
               and any other information filed with the Trust under this Code will be treated as confidential.

     (2)       Interpretation of Provisions.  The Board of Trustees may from
               ----------------------------
               time to time adopt such interpretations of this Code as it deems appropriate.

     (3)       Periodic Review and Reporting.  The President of the Trust will
               -----------------------------
               report to the Board of Trustees at least annually as to the operation of this Code and will address in any such report the need (if any) for further changes or modifications to this Code.

Adopted:  December 10, 1992
Revised:  September 24, 1997
          March 11, 1998
                                  June 15, 1999

                                    PART A
                             Independent Trustees

(1)       Required Transaction Reports.

               (A)  You must report transactions in securities on a quarterly
                                                    ----------
                    basis. You must submit your report to the Review Officer no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. A Quarterly Personal Securities Transactions Report is included as Appendix B. If you had no reportable transactions during the quarter, you are still required to submit a report. Please note on your report that you had no reportable transactions during the quarter, and return it, signed and dated.

               (B) Particular trades are required to be reported only if you knew at the time of the transaction or, in the ordinary course of fulfilling your official duties as a trustee, should have known, that during the 15-day period immediately preceding or following the date of your transaction, the same security was purchased or sold, or was being considered
                         --------     -----------------         ----------------
                    for purchase or sale, by a Fund.
                    --------------------

                    Note:  The "should have known" standard does not:
                    ----

                    .    imply a duty of inquiry;

                    . presume you should have deduced or extrapolated from discussions or memoranda dealing with a Fund's investment strategies; or

                    . impute knowledge from your prior knowledge of a Fund's portfolio holdings, market considerations, or investment policies, objectives and restrictions.

(2)       What Securities are Covered Under Your Quarterly Reporting
          Requirement?

               If the transaction is reportable because it comes within paragraph (1), above, you must report all transactions in securities that: (i) you directly or indirectly beneficially own
               ----------                                      ------------ ---
               or (ii) because of the transaction, you acquire direct or indirect beneficial ownership.
                        --------------------

(3)       What Securities and Transactions May Be Excluded from Your Report?

               You are not required to detail or list the following securities or transactions on your quarterly report:

               (A) Securities issued by the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper or registered, open-end mutual funds.

               (B)  Purchases or sales effected for any account over which you
                    ------------------
                    have no direct or indirect influence or control.
                                                            -------

               (C) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchase securities issued by your employer.
                    ----------

               (D) Purchases arising from the exercise of rights issued by an issuer pro rata to all holders of a class of its securities,
                           --- ----
                    as long as you acquired these rights from the issuer, and sales of such rights so acquired.

          You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security or securities included in the
          --------------------        --------    ----------
          report.

                                    PART B
                              Interested Trustees

(1)  Providing a List of Securities.

          You must provide the Review Officer with a complete listing of all securities you beneficially own as of December 31, 1998. Each
                         ------------ ---
          following year, you must submit a revised list to the Review Officer showing the securities you beneficially own as of December 31st. You
                      ----------     ------------ ---
          must submit the initial listing within 10 days of the date you first become a trustee, and each update no later than 30 days after the start of the year.

          You are not required to provide this list of securities if:

          . you are required to provide this information under a code of ethics described in Section VII of the Trust's Code, OR

          . you are not currently affiliated with or employed by the Trust's investment adviser(s) or distributor.

(2)  Required Transaction Reports.

          You must report transactions in securities on a quarterly basis.  You
                                          ----------
          must submit your report to the Review Officer no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. A Quarterly Personal Securities Transactions Report is included as Appendix B.

          If you had no reportable transactions during the quarter, you are still required to submit a report. Please note on your report that you had no reportable transactions during the quarter, and return it, signed and dated.

(3)  What If You are Required to File Reports Under Another Code?

          You are not required to report your transactions on a quarterly basis under this Code if you are required to file such reports under a code of ethics for an entity described in Section VII of the Code that has a relationship in that capacity with the Trust.

(4)  What Securities are Covered Under Your Quarterly Reporting Requirements?

          You must report all transactions in securities that: (i) you directly
                                              ----------
          or indirectly beneficially own or (ii) because of the transaction, you
                        ------------ ---
          acquire direct or indirect beneficial ownership.
                                     --------------------

(5)  What Securities and Transactions May Be Excluded from Your Report?

          You are not required to detail or list the following securities or transactions on your report:

          (A) Securities issued by the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper or registered, open-end mutual funds.

          (B)  Purchases or sales effected for any account over which you have
               ------------------
               no direct or indirect influence or control.
                                                  -------

          (C) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchase securities issued by
                                                          ----------
               your employer.

          (D) Purchases arising from the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as
               --- ----
               you acquired these rights from the issuer, and sales of such rights so acquired.

          You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security included in the report.
          --------------------        --------

                                    PART C
                                Trust Officers

I.   General Obligations.

(1)     Providing a List of Securities.

               You must provide the Review Officer with a complete listing of all securities you beneficially own as of December 31, 1998. Each
                                  ------------ ---
               following year, you must submit a revised list to the Review Officer showing the securities you beneficially own as of
                                   ----------     ------------ ---
               December 31st. You must submit the initial listing within 10 days of the date you first become an officer, and each update no later than 30 days after the start of the year.

               You are not required to provide this list of securities if:

               . you are required to provide this information under a code of ethics described in Section VII of the Trust's Code, OR

               . you are not currently affiliated with or employed by the Trust's investment adviser(s) or employed by the Trust's distributor.

(2)     Required Transaction Reports.

               You must report transactions in securities on a quarterly basis.
                                               ----------
               You must submit your report to the Review Officer no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. A Quarterly Personal Securities Transactions Report is included as Appendix B.

               If you had no reportable transactions during the quarter, you are still required to submit a report. Please note on your report that you had no reportable transactions during the quarter, and return it, signed and dated.

               The Review Officer will submit quarterly reports with respect to his or her own personal securities transactions to an officer designated to receive his or her reports (the "Alternate Review Officer"), who will act in all respects in the manner prescribed herein for the Review Officer.

(3)     What If You are Required to File Reports Under Another Code?

               You are not required to report your transactions on a quarterly basis under this Code if you are required to file such reports under a code of ethics for an entity described in Section VII of the Code that has a relationship in that capacity with the Trust.

(4)     What Securities are Covered Under Your Quarterly Reporting Requirement?

               You must report all transactions in securities that: (i) you
                                                   ----------
               directly or indirectly beneficially own or (ii) because of the
                                      ------------ ---
               transaction, you acquire direct or indirect beneficial ownership.
                                                           ---------- ---------

(5)     What Securities and Transactions May Be Excluded from Your Report?

               You are not required to detail or list the following securities
                                                                    ----------
               or transactions on your report.

               (A) Securities issued by the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper or registered, open-end mutual funds.

               (B)  Purchases or sales effected for any account over which you
                    ------------------
                    have no direct or indirect influence or control.
                                                            -------

               (C) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchase securities issued by your employer.
                    ----------

               (D) Purchases arising from the exercise of rights issued by an issuer pro rata to all holders of a class of its securities,
                           --- ----
                    as long as you acquired these rights from the issuer, and sales of such rights so acquired.

               You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security included in the
                        --------------------        --------
               report.

II.  Special Purpose Investment Personnel.

(1)       Who is a Special Purpose Investment Person?

               You are a "Special Purpose Investment Person" if you are an officer of the Trust and you are not covered by a code of ethics described in Section VII. Special Purpose Investment Persons ("SPIPs") are subject to the prohibitions below if, while performing your regular functions in connection with the Trust or any Fund (including, where appropriate, attending Board meetings and other meetings where official Trust business is discussed or carried on), you obtain information regarding the purchase or
                                                                 -----------
               sale of a security by a Fund. You will occupy the status of a
               ------------------
               Special Purpose Investment Person only with respect to those securities about which you obtain purchase or sale information
               ----------
               while performing your regular Trust functions (for convenience, these securities are called SP securities). NOTE: SPIPs are subject to paragraphs (2) and (3) below in addition to the quarterly reporting requirements described in Section I above to the extent required by that section.

(2)       Seven-Day Blackout Period on Personal Securities Transactions.

               You cannot purchase or sell, directly or indirectly, any SP
                          ----------------
               security in which you had (or by reason of such transaction
               --------
               acquire) any beneficial ownership at any time within seven
                            --------------------
               calendar days before or after the time that the same (or a related) security is being purchased or sold by any Fund.
                        -----------------------------------

(3)       Sixty-Day Prohibition on Selling Securities.

               You cannot sell a SP security within 60 days of acquiring that
                                    --------
               security.
               --------

(4)       Notification to Review Officer.

               Each time you occupy the status of a SPIP with respect to a SP security, you must promptly notify the Review Officer.
               --------

                                    PART D
                            Natural Control Persons

(1)     Providing a List of Securities.

               You must provide the Review Officer with a complete listing of all securities you beneficially own as of December 31, 1998. Each
                                  ------------ ---
               following year, you must submit a revised list to the Review Officer showing the securities you beneficially own as of
                                   ----------     ------------ ---
               December 31st. You must submit the initial listing within 10 days of the date you first become a natural control person, and each
                                                      -------
               update no later than 30 days after the start of the year.

               You are not required to provide this list of securities if:

               . you are required to provide this information under a code of ethics described in Section VII of the Trust's Code, OR

               . you are not currently affiliated with or employed by the Trust's investment adviser(s) or distributor.

(2)     Required Transaction Reports.

               You must report transactions in securities on a quarterly basis.
                                               ----------
               You must submit your report to the Review Officer no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. A Quarterly Personal Securities Transactions Report is included as Appendix B.

               If you had no reportable transactions during the quarter, you are still required to submit a report. Please note on your report that you had no reportable transactions during the quarter, and return it, signed and dated.

(3)     What If You are Required to File Reports Under Another Code?

               You are not required to report your transactions on a quarterly basis under this Code if you are required to file such reports under a code of ethics for an entity described in Section VII of the Code that has a relationship in that capacity with the Trust.

(4)     What Securities are Covered Under Your Quarterly Reporting Requirements?

               You must report all transactions in securities that: (i) you
                                                   ----------
               directly or indirectly beneficially own or (ii) because of the
                                      ------------ ---
               transaction, you acquire direct or indirect beneficial ownership.
                                                           --------------------

(5)     What Securities and Transactions May Be Excluded from Your Report?

               You are not required to detail or list the following securities or transactions on your report:

               (A) Securities issued by the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper or registered, open-end mutual funds.

               (B)  Purchases or sales effected for any account over which you
                    ------------------
                    have no direct or indirect influence or control.
                                                            -------

               (C) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchase securities issued by your employer.
                    ----------

               (D) Purchases arising from the exercise of rights issued by an issuer pro rata to all holders of a class of its securities,
                           --- ----
                    as long as you acquired these rights from the issuer, and sales of such rights so acquired.


               You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security included in the
                        ---------- ---------        --------
               report.

                                  APPENDIX A
                                  Definitions

Beneficial ownership means the same as under Section 16 of the Securities
--------------------
Exchange Act of 1934. You should generally consider yourself the beneficial owner of any securities in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

Control means the same as that under in Section 2(a)(9) of the 1940 Act.
-------
Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting security is presumed to give the holder thereof control over the company. This presumption may be countered by the facts and circumstances of a given situation.

Independent trustee means a trustee of the Trust who is not an "interested
-------------------
person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Interested trustee means a trustee of the Trust who is an "interested person" of
------------------
the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Purchase or sale of a security includes, among other things, the writing of an
------------------------------
option to purchase or sell a security.
                             --------

Security means the same as that set forth in Section 2(a)(36) of the 1940 Act,
--------
except that it does not include securities issued by the U.S. Government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper or registered, open-end mutual funds.

A security held or to be acquired by a Fund means any security which, within the
  -------------------------------                     --------
most recent 15 days, (i) is or has been held by the Fund, or (ii) is being or has been considered by the Fund's adviser or sub-adviser for purchase by the Fund.

A security is being purchased or sold by a Fund from the time a purchase or sale
  --------    -----------------------
program has been communicated to the person who places buy and sell orders for the Fund until the program has been fully completed or terminated.

A security is being considered for purchase or sale by a Fund when a security is
  --------    -------------------------------------
identified as such by an adviser to the Fund.

                                  APPENDIX B
               Quarterly Personal Securities Transactions Report

Name of Reporting Person: _____________________
Calendar Quarter Ended: _______________________

--------------------------------------------------------------------------------------------------------------------------
 Name of        Date of        Title of       No. of Shares/         Type of                 Name of Broker, Dealer or
 Issuer       Transaction      Security      Principal Amount      Transaction     Price     Bank Effecting Transaction
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


If you had no reportable transactions during the quarter, please check here.

If you disclaim beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue. _____________
________________________________________________________________________________
________________________________________________________________________________


_____________________________                _____________
Signature                                    Date